UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CASELLA WASTE SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Jeffrey A. Stein Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, Massachusetts 02109 (617) 526-6000	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Casella Waste Systems, Inc., a Delaware corporation (“Casella” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2015 Annual Meeting of Stockholders to be held on Friday, November 6, 2015 and at any and all adjournments or postponements thereof (the “2015 Annual Meeting”). On September 22, 2015, Casella filed with the SEC its definitive proxy statement and accompanying definitive WHITE proxy card in connection with its solicitation of proxies to be used at the 2015 Annual Meeting.

Website First Made Publicly Accessible on September 23, 2015

In order for Casella’s stockholders to have convenient access to all relevant information regarding the 2015 Annual Meeting that has been made available by Casella, Casella has developed a website, www.casellashareholders.com (the “Website”), focused on the 2015 Annual Meeting, which first became accessible on September 23, 2015. As previously announced, JCP Investment Partnership, LP (“JCP”) is pursuing a proxy contest to elect two nominees to the Casella Board of Directors at the 2015 Annual Meeting. Casella has posted material to the Website regarding the 2015 Annual Meeting, the proxy contest by JCP, including, but not limited to, biographical information relating to the nominees being recommended by the Casella Board, voting procedures and various other communications by Casella relating to the 2015 Annual Meeting. The materials attached hereto have been posted to the Website.

Important Information And Where To Find It

Casella, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Casella’s stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. On September 22, 2015, Casella filed a definitive proxy statement and accompanying definitive WHITE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from Casella stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY CASELLA WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the definitive proxy statement, any amendments or supplements to the definitive proxy statement, the accompanying definitive WHITE proxy card, and any other documents filed by Casella with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of Casella’s corporate website at www.casella.com, by writing to Casella’s Corporate Secretary at Casella Waste Systems, Inc., 25 Greens Hill Lane, Rutland, VT 05701, or by calling Casella’s Corporate Secretary at (802) 772-2257.

WEBSITE LAUNCHED ON SEPTEMBER 23, 2015

Home Investor Information News Nominees Contacts Important Information 2015 Annual Meeting 2015 ANNUAL MEETING OF STOCKHOLDERS OF CASELLA WASTE SYSTEMS, INC. How to Vote Vote The White Proxy Card Today Previous http://www.casellashareholders.com/press/name-of-press-release-3/Casella Waste Systems Names James E. O’Connor to Board of Directors—July 7, 2015 http://www.casellashareholders.com/press/name-of-press-release-2/Casella Waste Systems Names William P. Hulligan to Board of Directors—September 1, 2015 http://www.casellashareholders.com/press/name-of-press-release-3/Casella Waste Systems Names James E. O’Connor to Board of Directors—July 7, 2015 http://www.casellashareholders.com/press/name-of-press-release-2/Casella Waste Systems Names William P. Hulligan to Board of Directors—September 1, 2015 Next Welcome Date, Time and Location of the 2015 Annual Meeting Friday, November 6, 2015 at 10:00 a.m., Eastern Time The Mountain Top Inn & Resort 195 Mountain Top Road Chittenden, Vermont 05737 Recent News Sep 1, 2015 Casella Waste Systems Names William P. Hulligan to Board of Directors Jul 7, 2015 Casella Waste Systems Names James E. O’Connor to Board of Directors Jul 7, 2015 Casella Waste Systems Announces Date of Its 2015 Annual Meeting of Stockholders More News Contact Information Media Contacts Joseph FuscoCasella Waste Systems, Inc.802-772-2247 Dan Gagnier / Mark HarnettSard Verbinnen & Co.212-687-8080 Investor Contacts Ned ColettaCasella Waste Systems, Inc.802-772-2239Ned.Coletta@casella.com Paul Schulman / Larry SchimmelMacKenzie Partners, Inc.800-322-2885 or 212-929-5500 Important Information © 1999 – 2015 Casella Waste Systems, Inc. All rights reserved.

Home | Investor Information | News | Nominees | Contacts | Important Information

2015 Annual Meeting

How to Vote

2015 ANNUAL MEETING OF STOCKHOLDERS OF CASELLA WASTE SYSTEMS, INC.

VOTE THE WHITE PROXY CARD TODAY

How To Vote

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

PROXIES SUBMITTED BY INTERNET OR TELEPHONE MUST BE RECEIVED BY

11:59 P.M., EASTERN STANDARD TIME ON NOVEMBER 5, 2015, TO BE COUNTED.

VOTE BY INTERNET

If you hold your shares in "Street name" at a bank or broker or other nominee: **WWW.PROXYVOTE.COM**

If your shares are registered directly to you, i.e. you hold stock certificates: **WWW.CESVOTE.COM**

Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time the day prior to the annual meeting date. Have your proxy card in hand when you access the website and follow the instructions.

VOTE BY TELEPHONE – 1-800-454-8683

1. Using a touch tone phone, call (800) 454-8683.
2. When prompted, enter your 16 digit Control Number which is printed on the right hand side of your voting instruction form next to the dark arrow.
3. Follow the simple recorded instructions to quickly and easily vote your shares.

The cut-off to vote your shares by Internet or telephone is 11:59 pm Eastern Standard Time on Thursday November 5, 2015.

VOTE BY MAIL

Mark, sign and date your WHITE voting instruction form and return it in the postage-paid envelope provided to ensure your vote is received prior to the Annual Meeting.

Contact Information

Media Contacts

Joseph Fusco
Casella Waste Systems, Inc.
802-772-2247

Dan Gagnier / Mark Harnett
Sard Verbinnen & Co.
212-687-8080

Investor Contacts

Ned Coletta
Casella Waste Systems, Inc.
802-772-2239
Ned.Coletta@casella.com

Paul Schulman / Larry Schimmel
MacKenzie Partners, Inc.
800-322-2885 or 212-929-5500

Important Information | © 1999 – 2015 Casella Waste Systems, Inc. All rights reserved.

casella
Home | Investor Information | News | Nominees | Contacts | Important Information

2015 Annual Meeting

How to Vote >

2015 ANNUAL MEETING OF STOCKHOLDERS OF CASELLA WASTE SYSTEMS, INC.

VOTE THE WHITE PROXY CARD TODAY

Investor Information

SEC Filings

SEP 22, 2015	DEFC14A – Definitive Proxy Statement
SEP 17, 2015	DEFA14A Soliciting Materials
SEP 16, 2015	PRER14A Soliciting Materials
SEP 4, 2015	PREC14A – Preliminary Proxy Statement
SEP 2, 2015	DEFA14A Soliciting Materials
SEP 1, 2015	DEFA14A Soliciting Materials
AUG 11, 2015	DEFA14A Soliciting Materials
JUL 30, 2015	DEFA14A Soliciting Materials
JUL 29, 2015	DEFA14A Soliciting Materials
JUL 8, 2015	DEFA14A Soliciting Materials
JUL 7, 2015	DEFA14A Soliciting Materials
JUL 7, 2015	DEFA14A Soliciting Materials
JUN 1, 2015	DEFA14A Soliciting Materials
MAY 28, 2015	DEFA14A Soliciting Materials
MAY 28, 2015	DEFA14A Soliciting Materials
APR 29, 2015	DEFA14A Soliciting Materials
APR 28, 2015	DEFA14A Soliciting Materials
APR 27, 2015	DEFA14A Soliciting Materials

Contact Information

Media Contacts

Joseph Fusco
Casella Waste Systems, Inc.
802-772-2247

Dan Gagnier / Mark Harnett
Sard Verbinnen & Co.
212-687-8080

Investor Contacts

Ned Coletta
Casella Waste Systems, Inc.
802-772-2239
Ned.Coletta@casella.com

Paul Schulman / Larry Schimmel
MacKenzie Partners, Inc.
800-322-2885 or 212-929-5500

Important Information | © 1999 – 2015 Casella Waste Systems, Inc. All rights reserved.

Home | Investor Information | News | Nominees | Contacts | Important Information

2015 Annual Meeting

How to Vote

2015 ANNUAL MEETING OF STOCKHOLDERS OF CASELLA WASTE SYSTEMS, INC.

VOTE THE WHITE PROXY CARD TODAY

News

Press Releases

SEP 1, 2015	Casella Waste Systems Names William P. Hulligan to Board of Directors
JUL 7, 2015	Casella Waste Systems Names James E. O'Connor to Board of Directors
JUL 7, 2015	Casella Waste Systems Announces Date of Its 2015 Annual Meeting of Stockholders

Contact Information

Media Contacts

Joseph Fusco
Casella Waste Systems, Inc.
802-772-2247

Dan Gagnier / Mark Harnett
Sard Verbinnen & Co.
212-687-8080

Investor Contacts

Ned Coletta
Casella Waste Systems, Inc.
802-772-2239
Ned.Coletta@casella.com

Paul Schulman / Larry Schimmel
MacKenzie Partners, Inc.
800-322-2885 or 212-929-5500

Important Information | ©1999 – 2015 Casella Waste Systems, Inc. All rights reserved.

Home Investor Information News Nominees Contacts Important Information 2015 Annual Meeting 2015 ANNUAL MEETING OF STOCKHOLDERS OF CASELLA WASTE SYSTEMS, INC. How to Vote Vote The White Proxy Card Today Nominees John W. Casella William P. Hulligan James E. O’Connor John W. Casella Mr. Casella has served as Chairman of our Board since July 2001 and as our Chief Executive Officer since 1993. Mr. Casella also served as our President from 1993 to July 2001 and as Chairman of our Board from 1993 to December 1999. In addition, Mr. Casella has served as Chairman of the Board of Directors of Casella Waste Management, Inc., a wholly-owned subsidiary of ours, since 1977. Mr. Casella is also an executive officer and director of Casella Construction, Inc., a company owned by Mr. Casella and his brother Douglas R. Casella, also a member of our Board, which specializes in general contracting, soil excavation and heavy equipment work, and which performs landfill-construction and related services for us. Mr. Casella has been a member of numerous industry-related and community service-related state and local boards and commissions, including the National Recycling Coalition, Board of Directors of the Associated Industries of Vermont, the Association of Vermont Recyclers, the Vermont State Chamber of Commerce, the Rutland Industrial Development Corporation and the Rutland Regional Medical Center. Mr. Casella has also served on various state task forces, serving in an advisory capacity to the Governors of Vermont and New Hampshire on solid waste issues. Mr. Casella holds an A.S. in Business Management from Bryant & Stratton College and a B.S. in Business Education from Castleton State College. We believe Mr. Casella is qualified to serve on our Board due to his insight and expertise in the waste management industry, coupled with his extensive business and leadership experience. Contact Information Media Contacts Joseph FuscoCasella Waste Systems, Inc.802-772-2247 Dan Gagnier / Mark HarnettSard Verbinnen & Co.212-687-8080 Investor Contacts Ned ColettaCasella Waste Systems, Inc.802-772-2239Ned.Coletta@casella.com Paul Schulman / Larry SchimmelMacKenzie Partners, Inc.800-322-2885 or 212-929-5500 Important Information © 1999 – 2015 Casella Waste Systems, Inc. All rights reserved.

Back to Top William P. Hulligan Mr. Hulligan was elected to the Board in September 2015. Mr. Hulligan served as senior advisor to Progressive Waste Solutions Ltd., a waste management company, from March 2014 to August 2015, as President and Chief Operating Officer from January 2012 to March 2014, and as President USA and Executive Vice President of Florida operations from July 2010 to January 2012. Prior to joining Progressive Waste Solutions, Mr. Hulligan served as Executive Vice President of North America Operations of Waste Services, Inc., a publicly-traded solid waste services company, from June 2003 to July 2010. Prior to joining Waste Services, Mr. Hulligan also spent over 20 years at Waste Management, Inc., a provider of waste management services, where he held various senior management positions. Mr. Hulligan previously served as a member of the Board of Directors of two publicly-traded waste management companies, EarthCare Company and OHM Corporation. He has also served on the Board of Directors of the Environmental Industry Association as well as on the board of Trustees at John Carroll University and Bradley University. Mr. Hulligan holds a B.S. in Business Administration from John Carroll University. We believe Mr. Hulligan is qualified to serve on our Board due to his over 40 years of experience in the waste management industry, including extensive operational and executive experience.Back to Top James E. O’Connor Mr. O’Connor was elected to the Board in July 2015. Mr. O’Connor served as Chief Executive Officer of Republic Services, Inc., a publicly-traded non-hazardous solid waste collection, recycling and disposal services company, from 1998 to 2011, and as Chairman of the Board of Republic Services from 2003 to 2011. Prior to joining Republic Services, Mr. O’Connor spent close to 30 years at Waste Management, Inc., a provider of waste management services, where he held various senior management positions. Mr. O’Connor is a member of the Board of Directors of Clean Energy Fuels Corp., a publicly-traded provider of natural gas fuel for transportation in North America, where he serves on the Compensation Committee and the Nominating and Corporate Governance Committee, and the Canadian National Railway Company, a publicly-traded rail transportation company, where he chairs the board’s Strategic Planning Committee and also serves on the Audit, Environmental & Safety and Finance Committees. Mr. O’Connor holds a B.S. in Commerce (concentration in accounting) from DePaul University. We believe Mr. O’Connor is qualified to serve on our Board due to his over 40 years of experience in the waste management industry, including extensive leadership experience, as well as experience serving on the boards of directors of publicly-traded companies in a variety of industries, including waste management, transportation and energy. Back to Top Important Information © 1999 – 2015 Casella Waste Systems, Inc. All rights reserved.

Home | Investor Information | News | Nominees | Contacts | Important Information

2015 Annual Meeting

How to Vote

2015 ANNUAL MEETING OF STOCKHOLDERS OF CASELLA WASTE SYSTEMS, INC.

VOTE THE WHITE PROXY CARD TODAY

Contact Information

Media Contacts

Joseph Fusco
Casella Waste Systems, Inc.
802-772-2247

Dan Gagnier / Mark Harnett
Sard Verbinnen & Co.
212-687-8080

Investor Contacts

Ned Coletta
Casella Waste Systems, Inc.
802-772-2239
Ned.Coletta@casella.com

Paul Schulman / Larry Schimmel
MacKenzie Partners, Inc.
800-322-2885 or 212-929-5500

Important Information | © 1999 – 2015 Casella Waste Systems, Inc. All rights reserved.

Home Investor Information News Nominees Contacts Important Information 2015 Annual Meeting 2015 ANNUAL MEETING OF STOCKHOLDERS OF CASELLA WASTE SYSTEMS, INC. How to Vote Vote The White Proxy Card Today Important Information Important Information And Where To Find It Casella Waste Systems, Inc. (“Casella”), its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Casella’s stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. On September 22, 2015, Casella filed a definitive Proxy Statement and accompanying definitive WHITE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from Casella stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such definitive Proxy Statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY CASELLA WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the definitive Proxy Statement, any amendments or supplements to the definitive Proxy Statement, the accompanying definitive WHITE proxy card, and any other documents filed by Casella with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of Casella’s corporate website at www.casella.com, by writing to Casella’s Corporate Secretary at Casella Waste Systems, Inc., 25 Greens Hill Lane, Rutland, VT 05701, or by calling Casella’s Corporate Secretary at (802) 772-2257. Forward-Looking Statements Certain matters discussed on this website are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. Similarly, statements that describe the objectives, plans or goals of Casella are forward-looking. Such forward-looking statements include, but are not limited to, statements regarding the anticipated proxy contest by JCP Investment Management, LLC and the other participants in its solicitation, Casella’s initiatives to improve the Company’s performance and increase its growth and profitability, Casella’s future operational and financial performance, Casella’s actions taken or contemplated to enhance its long-term prospects and enhance value for its stockholders, Casella’s efforts to execute on and implement its strategic plan, Casella’s plans to simplify its business structure, Casella’s actions taken or contemplated with respect to corporate and board governance, Casella’s plans to improve its cash flows and reduce its risk exposure by divesting or closing operations that do not fit within its core strategy, Casella’s plans to strengthen its balance sheet, promote financial flexibility and position the Company to achieve its target growth trajectory and Casella’s plans to achieve its three (3) year financial objectives and to drive additional value creation for the benefit of all its stockholders. These forward-looking statements are based on current expectations, estimates, forecasts and projections and management’s current beliefs and assumptions and, accordingly, are not guarantees of future performance. Such forward-looking statements, and all phases of Casella’s operations, involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in Casella’s forward-looking statements. There are a number of important risks and uncertainties that could cause Casella’s actual events to differ materially from those indicated or implied by such forward-looking statements. These additional risks and uncertainties include, without limitation, risks related to the actions of JCP and other activist shareholders, including the amount of related costs incurred by Casella and the disruption caused to Casella’s business activities by these actions and those risks detailed in Item 1A, “Risk Factors” in Casella’s Form 10-KT for the transition period ended December 31, 2014, in its Form 10-Q for the quarterly period ended June 30, 2015 and in its subsequent filings with the SEC. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results. Casella undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. Contact Information Media Contacts Joseph FuscoCasella Waste Systems, Inc.802-772-2247 Dan Gagnier / Mark HarnettSard Verbinnen & Co.212-687-8080 Investor Contacts Ned ColettaCasella Waste Systems, Inc.802-772-2239Ned.Coletta@casella.com Paul Schulman / Larry SchimmelMacKenzie Partners, Inc.800-322-2885 or 212-929-5500 Important Information © 1999 – 2015 Casella Waste Systems, Inc. All rights reserved.

Disclaimer Casella shall have no obligation to update or correct any information contained on this website even if it is aware that it is inaccurate or outdated. Casella may also add, change, discontinue, remove or suspend any content posted on this website without notice and without liability at any time. No representation or warranty, express or implied, is made as to the accuracy or completeness of any information contained on this website. Casella expressly disclaims any and all liability based, in whole or in part, on such information, any errors therein or omissions therefrom. Furthermore, Casella reserves the right to modify or change its views or conclusions at any time in the future without notice. Casella accepts no liability and will not be liable for any loss or damage arising directly or indirectly (including special, incidental or consequential loss or damage) from use of this website, including any loss, damage or expense arising from, but not limited to, any defect, error, imperfection, fault, omission, mistake or inaccuracy on this website, its contents or associated services, or due to any unavailability of the website or any part thereof or any contents or associated services. The information contained on this website does not recommend the purchase or sale of any security nor is it an offer to sell or a solicitation of an offer to buy any security. Furthermore, the information contained on this website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. Casella has neither sought nor obtained the consent from any third party to use any statements or information contained on this website that have been obtained or derived from statements made or published by such third parties. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein. This website is not intended for use by any person or entity in any jurisdiction or country where such use would be contrary to local law or regulation. Important Information © 1999 – 2015 Casella Waste Systems, Inc. All rights reserved.